Exhibit 99.2


                              SEPARATION AGREEMENT

     This Separation Agreement is made and entered into as of May 9, 2005, between Douglas Mitchell ("Executive") and Simtek Corporation (the "Company"), referred to collectively as the "Parties."

     WHEREAS, Executive formally resigned from his employment with the Company, and from his position as director and officer with the Company, effective May 9, 2005 (the "Separation Date").

     WHEREAS, the Parties desire fully and completely to resolve all disputes that may exist between them, including without limitation any claims arising out of or relating to his employment with the Company or his separation from that employment.

     In furtherance of this objective, the Executive and Company agree as follows:

     1.   Termination.

         Executive and Company agree that Executive voluntarily resigned from his employment with the Company (including Executive's position as officer and director of the Company), and his position as Chairman of the Company's subsidiary, Q-DOT, Inc., effective May 9, 2005. The Parties agree that that certain Employment Agreement, effective as of June 1, 1998, by and between the Company and Executive, is hereby terminated.

     2.   Payments and Benefits for Executive.

         Following the effective date of his resignation, in exchange for the mutual releases and other promises herein, the Executive will receive the following, subject to all applicable payroll taxes and deductions:

         a.   Salary Continuation.

              For a period of 180 days following the Separation Date, the Company shall continue to pay Executive an amount equal to his base salary (prorated from an annualized base salary of $225,000) on the same schedule and in the same manner as Executive's salary has heretofore been paid (the "Salary Continuation Period");

         b.   Consulting Retainer.

              In exchange for Executive's agreement to provide the consulting services described in paragraph 4 below, the Company agrees to pay Executive the amount of $1,875.00 each month for twelve months following the expiration of the Salary Continuation Period. This additional twelve-month period shall be referred to herein as the "Consulting Retainer Period."

         c.   Medical Benefits.

              During the Salary Continuation Period and the Consulting Retainer Period, the Company agrees that Executive (and any dependents of the Executive to the extent currently covered and eligible for coverage under the Company's plans) shall continue to receive health and medical benefits, at no cost to Executive, under the Company's health and medical benefit plan as it may be



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modified from time to time. If, under the Company's policies of insurance, such continuation is not possible, Executive will receive a monthly payment equal to the amount the Company currently pays for any such benefits.

         d.   Contingent Additional Compensation.

              The Company shall pay Executive additional compensation based upon the occurrence of future contingent events as follows:

              (i) The Company shall pay Executive 50,000 shares of common stock within thirty days after final execution of the Share Purchase Agreement with Cypress Semiconductor Corporation ("Cypress") and the receipt by the Company of the funds from Cypress pursuant to that agreement. This promise to pay as herein described is also made as consideration for Executive's signing the additional release attached hereto as Attachment A.

              (ii) The Company shall pay Executive 50,000 shares of common stock upon receipt by the Company of the purchase price from the purchaser with respect to the sale of Q-DOT, Inc., but only if the closing of the sale occurs within 120 days of the Separation Date and the purchaser had been made known to the Company as a potential purchaser on or before the Separation Date.

     3.  Stock Options and Stock Grants.

         a. With respect to that certain Stock Option Agreement, dated March 3, 2003, by and between the Company and Executive, that certain Stock Option Agreement, dated January 2, 2001, by and between the Company and Executive, that certain Stock Option Agreement, dated January 14, 2000, by and between the Company and Executive, that certain Stock Option Agreement, dated April 27, 1999, by and between the Company and Executive and that certain Stock Option Agreement, dated June 5, 1998, by and between the Company and Executive (collectively, the "Stock Option Agreements"), Executive's continuous service for purposes of Section 2 of each of the Stock Option Agreements shall be deemed to continue through the Salary Continuation Period and Consulting Retainer Period, the Option Period (as defined in each of the Stock Option Agreements) shall be deemed to expire upon the expiration or termination of the Salary Continuation Period and the Consulting Retainer Period, and the termination of Executive's Option (as defined in each of the Stock Option Agreements) for purposes of Section 7(b) of the Stock Option Agreements shall be deemed to occur upon the expiration of the Salary Continuation Period and the Consulting Retainer Period.

         b. Promptly following the Separation Date, the Company shall grant Executive 100,000 shares of common stock. Such 100,000 shares, together with the shares granted under Section (d)(i) and (d)(ii) (collectively, the "Registrable Securities"), will be unregistered initially and shall have piggy-back registration rights in accordance with Attachment B.

     4.  Consulting Services.

         During the Salary Continuation Period and the Consulting Period, Executive agrees to make himself available, for reasonable periods of time convenient for Executive and upon reasonable notice from the Company, to consult with the Company regarding any issues that may arise. Any reasonable out-of-pocket expenses incurred and accounted for by Executive as a result of consulting services requested by the Company shall be reimbursed by the Company.




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     5.  Releases.

         a. Executive's Release of the Company. In consideration of the foregoing, Executive hereby releases and discharges the Company and its officers, directors, shareholders, executives, agents, subsidiaries and affiliates from any and all claims, demands or liabilities whatsoever, whether known or unknown or suspected to exist by him, which he has or may have against the Company relating to his employment with the Company and the termination of that employment, including any claim Executive may have under the Age Discrimination in Employment Act or other federal or state employment statutes. Executive also agrees not to sue or bring any action before any regulatory body or agency against any of the released parties with respect to any such claims, demands or liabilities. Executive waives his right to file any charge, complaint or other action, nor will he accept any relief or recovery from any charge, complaint or other action in connection with his employment with the Company or the termination of that employment with the Company before any federal, state or local administrative agency or court against the Company, except as such waiver is prohibited by statutory language. Excepted from the waiver shall be any claims by Executive for unemployment compensation, workers' compensation, COBRA, retirement benefits, claims to enforce this Agreement, claims arising after the date of this Agreement, and claims by Executive to indemnify him against expenses (including attorneys' fees, judgments, fines, settlements and other amounts) accruing by reason of the fact that Executive is or was an executive, officer or agent of the Company to the extent that, as a result of his employment with the Company, Executive would have been entitled to such indemnification while he was employed by the Company. This exception shall in no way be deemed to impair the ability of the Company to contest any such claims; moreover, upon breach of a material term of this Agreement by Executive, he shall have no further rights to indemnification from the Company or any policies of insurance secured by the Company.

         b. The Company's Release of Executive. In consideration of the foregoing, the Company hereby releases and discharges Executive from any and all claims, demands or liabilities whatsoever, whether civil or criminal, whether known or unknown or suspected to exist which it has or may have against Executive relating to his employment with the Company and the termination of that employment, except claims to enforce this Agreement.

     6.   Proprietary Information.

          a.   Trade Secrets.

               (i) Executive agrees that all ideas, concepts, and information imparted to or learned by him in connection with his employment with the Company, specifically including but not limited to customer lists, product plans, technology matters, intellectual property, and potential partnerships, shall be deemed trade secrets ("Trade Secrets") and shall not be used by him and shall never be disclosed by him without the Company's written authorization (regardless of whether such ideas, concepts or information is recognized by law to be trade secrets). These restrictions shall only pertain to Trade Secrets that are not known or generally known to the public and that give an advantage to the Company over competitors who do not know of or use such Trade Secrets. In the event that Executive has some question as to whether or not certain Trade Secrets are covered by this paragraph, he agrees to treat such Trade Secrets as falling under this paragraph until he is informed otherwise in writing by the Company. Further, should Executive, at a later date, feel that any Trade Secrets have become public knowledge through no fault of his and wish to be released




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from his obligations of confidentiality hereunder, he understands that the
Company will not unreasonably withhold its written consent provided he produces sufficient evidence of such public knowledge.

               (ii) Executive understands and agrees that Executive will identify to the Company and turn over to the Company all files, memoranda, records (and copies thereof), credit cards and other physical or personal property which are the property of the Company. Executive agrees that he shall not knowingly, after making every effort to so determine, retain any documents or items embodying any Trade Secrets or business information involving or in any way relating to the operations, business, prospective business, customers, potential customers, or research of the Company.

         b. Copyrights and Research Material. Executive agrees that all creative work including all expressions in any media, whether published or unpublished, conceived pursuant to his employment duties while employed by the Company or prepared by Executive within the scope of his employment, whether for the Company, its clients, or prospective clients, shall be deemed to be made as work for hire and shall be the property of the Company as employer, free from any and all claims by Executive of any nature whatsoever relating to such work products, including the right to copyright the same in the name of the Company as author. All research material and data of any kind generated by Executive during the term of his employment within the scope of his employment shall be the sole property of the Company and Executive covenants to turn over all of said research material and data to the Company, not to keep any copies whatsoever, and not to make any use of the contents thereof, to the extent the contents constitute a trade secret under Colorado law.

     7. Covenant Not to Compete. Executive agrees that during the Salary Continuation Period and the Consulting Retainer Period, he will not either directly or indirectly, or for his own account or the account of others engage in competition with the Company. This promise by Executive applies to any entity, doing business in the United States and in any other country where the Company does business or proposes to do business. Executive further covenants that, during the Salary Continuation Period and the Consulting Retainer Period, he will not hire or cause to be hired any individuals who are employees of the Company without the prior written permission of the Company.

     8. Non-Disparagement and Trade Secrets. Executive agrees not to disparage the Company or its agents and to hold in confidence and neither reveal or use the Company's Trade Secrets.

     9. Remedies. The Parties agree that the damages resulting to the Company from a breach of paragraphs 6, 7 and 8 above are difficult or impossible to calculate, and that irreparable injury for which there is no adequate remedy at law would result to the Company from any such breach. The Parties agree that the rights and obligations of the Parties under this Agreement may be enforced by a decree of specific performance. Specifically, the Company shall be entitled to injunctive relief in the event of any breach or threatened breach of this Agreement without proving actual damages, in additional to any other remedy in law or equity arising therefrom. Any breach of the provisions of paragraphs 6, 7 and 8 above shall also entitle the Company to terminate the Salary Continuation Period and Consulting Retainer Period; in such event, Executive shall not be entitled to receive any further compensation or benefits (including any indemnification rights) under this Agreement or otherwise.



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     10. Governing Law and Arbitration. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Colorado, without giving effect to conflict of laws, any controversy or claim under or relating to this contract, or its breach, shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction. However, because a beach of the covenants imposed on Executive under paragraphs 7 and 8 regarding competition are not capable of being easily measured by monetary damages, such promises may be enforced by injunctive relief in any Court having jurisdiction without the need to seek such injunctive relief through arbitration. In any action, whether in court or in arbitration, the prevailing party shall be awarded its attorney fees, and other costs and expenses of prosecuting such action.

     11. Entire Agreement and Modification. This Agreement contains all of the terms and conditions agreed to by the parties and no other agreements, oral or otherwise, regarding the subject matter of this contract, except as referenced in paragraph 3 herein, shall be deemed to exist or bind either of the parties hereto. This Agreement may be modified only by a written instrument executed by the Parties.

     12. Waiver. Any waiver by any party of a breach of any provision of this Agreement shall not operate as a waiver of any other breach of that provision or of any other provision of the Agreement. Any waiver must be in writing executed by a properly authorized party.

     13. Separability. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect.

     14. Notice. Any notice under this Agreement shall be sufficient if delivered by hand or if sent by certified or registered mail, postage prepaid, return receipt requested, to the address of each respective party as is set forth under the signature lines or as such other address a party may designate from time to time in writing to the other party.

     15. Confidentiality. Each party agrees to keep the terms of this Agreement in confidence and to disclose such only as necessary to such parties' agents or as may be required by law. Upon request by Executive, the Company shall verify to third parties the dates of Executive's employment, the position he held, that Executive voluntarily resigned, and that Executive served the Company well, honestly, and faithfully.

     16. Section 409A. To the extent Executive would be subject to the additional 20% tax imposed on certain deferred compensation arrangements pursuant to Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), as a result of any provision of this Agreement, such provision shall be deemed amended to the minimum extent necessary to avoid application of such tax and the Parties shall execute any amendment reasonably necessary to implement this Section 16. Whether or not any amendment is executed by the Parties, Executive agrees that any modification required by this Section 16 shall not be considered to be a breach of this Agreement.

     By signing below, each party acknowledges that he has read and understands the terms of this Agreement, and that he signs this Agreement voluntarily with full knowledge of its significance and consequences.


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/s/Douglas Mitchell                      SIMTEK CORPORATION
--------------------------
Douglas Mitchell

                                         By: /s/Harold Blomquist
                                             -----------------------------------
                                             Its:  Chairman

Date: May 9, 2005                        Date:  May 9, 2005
      -----------                               -----------


Address for Notice:                      Address for Notice:

205 Ridge Drive                          4250 Buckingham Dr. Suite 100
----------------------------------       ---------------------------------------

Woodland Park, CO  80863                 Colorado Springs, CO  80907
----------------------------------       ---------------------------------------

































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                                  ATTACHMENT A

                                     RELEASE

     Douglas Mitchell ("Executive"), in consideration of the mutual promises and obligations contained in the Agreement dated May 9, 2005 (the "Separation Agreement") between Executive and Simtek Corporation (the "Company"), and specifically the consideration described in Section 2(d)(i) of the Separation Agreement, hereby agrees as follows:

     1. Executive hereby releases and discharges the Company and its officers, directors, shareholders, executives, agents, subsidiaries and affiliates from any claims, demands or liabilities, whether known or unknown or suspected to exist by Executive, which he has or may have against the Company under the Age Discrimination in Employment Act, as amended by the Older Worker's Benefit Protection Act.

     2. To comply with the Older Worker's Benefit Protection Act of 1990, this Release has advised Executive of the legal requirements of this Act and fully incorporates the legal requirements by reference into this Release as follows:

         a. This Release is written in layman's terms, and Executive understands and comprehends its terms;

         b. Executive has been advised of his right to consult an attorney to review the Release;

         c. Executive does not waive any rights or claims that may arise after the date the Release is executed;

         d. Executive is receiving consideration beyond anything of value to which he already is entitled;

         e. Executive has been given twenty-one (21) days to consider this Release; and

         f. Executive has seven (7) days following his execution of this Release to revoke his signature, and this Release will not become effective or enforceable until after the revocation period has expired.

     EXECUTIVE ACKNOWLEDGES THAT EXECUTIVE HAS READ THIS RELEASE, THAT EXECUTIVE HAS BEEN ADVISED THAT EXECUTIVE SHOULD CONSULT WITH AN ATTORNEY BEFORE EXECUTIVE EXECUTES THIS RELEASE, AND THAT EXECUTIVE UNDERSTANDS ALL OF THE RELEASE'S TERMS AND EXECUTES IT VOLUNTARILY WITH FULL KNOWLEDGE OF ITS SIGNIFICANCE AND THE CONSEQUENCES THEREOF.

/s/ Douglas Mitchell                                   Date:  May 9, 2005
--------------------------------------                        -----------
Douglas Mitchell




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                                  ATTACHMENT B

                             REGISTRATION AGREEMENT

If, prior to such time as the Registrable Securities could be sold without restriction under Rule 144 promulgated by the Securities and Exchange Commission (the "Commission"), the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of 1933, as amended (the "Securities Act") of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, or as contemplated by that certain Registration Rights Agreement, dated October 12, 2004, by and among the Company and the investors who are signatories thereto), then the Company shall give to Executive written notice of such determination and, if Executive shall so request in writing within fifteen days after receipt of such notice, the Company shall include in such registration statement all or any part of such Registrable Securities that Executive requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.